Exhibit 99.1

Gran Tierra Energy Inc. Announces Exchange Offers of Certain Existing Notes for New Notes and the Solicitations of Consents to Proposed Amendments to the Existing Indentures

CALGARY, Alberta, September 19, 2023 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the commencement of offers to Eligible Holders (as defined herein) to exchange (such offers, the “Exchange Offers”) (i) any and all of the outstanding 6.250% Senior Notes due 2025 issued by Gran Tierra Energy International Holdings Ltd. (“GTEIH”) on February 15, 2018 (CUSIP: 38502HAA3 / G4066TAA0; ISIN: US38502HAA32 / USG4066TAA00) (the “2025 Notes”), and (ii) any and all of the outstanding 7.750% Senior Notes due 2027 issued by the Company on May 23, 2019 (CUSIP: 38502JAA9 / U37016AA7; ISIN: US38502JAA97 / USU37016AA70) (the “2027 Notes” and, together with the 2025 Notes, the “Existing Notes”) for newly issued 9.500% Senior Secured Amortizing Notes due 2029 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated September 19, 2023 in respect of the Exchange Offers and Solicitations of Consents (each, as defined below) (the “Exchange Offer Memorandum”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

Existing Notes	CUSIP/ISIN Numbers	Principal Amount Outstanding	Early Participation Premium(1)	Exchange Consideration(2)	Total Consideration(3)
6.250% Senior Notes due 2025	38502HAA3 / G4066TAA0 US38502HAA32 / USG4066TAA00	US$271,909,000	US$80(4)	US$1,000	US$1,080(4)
7.750% Senior Notes due 2027	38502JAA9 / U37016AA7 US38502JAA97 / USU37016AA70	US$300,000,000	US$70	US$950	US$1,020

(1)	Early Participation Premium payable on the Settlement Date (as defined below) per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline.

(2)	Exchange Consideration per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) after the Early Participation Deadline but on or prior to the Expiration Deadline. The Exchange Consideration will be payable in principal amount of New Notes on the Settlement Date. The Exchange Consideration does not include the applicable Accrued Interest. Accrued Interest will be paid in cash on the Settlement Date. Holders who validly tender Existing Notes after the Early Participation Deadline but prior to the Expiration Deadline will receive only the Exchange Consideration and Accrued Interest.

(3)	Total Consideration payable per each US$1,000 aggregate principal amount of Existing Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline. The Total Consideration for (i) the 2025 Notes will be payable in a combination of cash and principal amount of New Notes, and (ii) for the 2027 Notes will be payable in principal amount of New Notes, in each case on the Settlement Date. The Total Consideration (i) includes the Early Participation Premium, and (ii) does not include the applicable Accrued Interest (as defined below), which will be paid in cash on the Settlement Date. Holders who tender after the Early Participation Deadline but prior to the Expiration Deadline will receive only the Exchange Consideration.

(4)	Eligible Holders validly tendering (and not withdrawing) the 2025 Notes on or prior to the Early Participation Deadline will receive, in the aggregate, US$50.0 million of the Total Consideration in cash on the Settlement Date, with the remainder of the Total Consideration in principal amount of New Notes. At the Early Participation Deadline, (i) the pro rata cash portion of the Total Consideration (which includes the Early Participation Premium) payable in cash and (ii) the balance payable in principal amount of New Notes, per US$1,000 principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, will be determined based on the aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and accepted for exchange.

Simultaneously with the Exchange Offers, (i) GTEIH is conducting a solicitation (the “2025 Solicitation”) of consents (the “2025 Consents”) from Eligible Holders of 2025 Notes to effect certain proposed amendments (the “2025 Proposed Amendments”) to the indenture dated as of February 15, 2018, under which the 2025 Notes were issued (the “2025 Existing Indenture”), and (ii) the Company is conducting a solicitation (the “2027 Solicitation” and, together with the 2025 Solicitation, the “Solicitations”) of consents (the “2027 Consents” and, together with the 2025 Consents, the “Consents”) from Eligible Holders of 2027 Notes to effect certain proposed amendments (the “2027 Proposed Amendments” and, together with the 2025 Proposed Amendments, the “Proposed Amendments”) to the indenture dated as of May 23, 2019, under which the 2027 Notes were issued (the “2027 Existing Indenture” and, together with the 2025 Existing Indenture, the “Existing Indentures”). The Proposed Amendments would provide for, among other things, (i) the elimination of substantially all of the restrictive covenants and events of default and related provisions with respect to the applicable series of Existing Notes, and (ii) the amendment of certain defined terms and covenants in the Existing Indentures. It is also expected that the guarantees of the Existing Notes may be released as described in the Exchange Offer Memorandum. Each Exchange Offer and Solicitation is a separate offer, and each Exchange Offer and Solicitation may be individually amended, extended, terminated or withdrawn without amending, extending, terminating or withdrawing any other Exchange Offer or Solicitation, provided that each Exchange Offer is subject to the satisfaction of the Minimum Exchange Condition (as defined below). The New Notes will be issued pursuant to an indenture and will be senior secured obligations.

Important Dates and Times

Commencement	September 19, 2023.
Early Participation Deadline	5:00 p.m., New York City time, on October 2, 2023, unless extended or earlier terminated by the Company, in its sole discretion.
Withdrawal Deadline	5:00 p.m., New York City time, on October 2, 2023, unless extended or earlier terminated by the Company, in its sole discretion.
Expiration Deadline	11:59 p.m., New York City time, on October 18, 2023, unless extended or earlier terminated by the Company, in its sole discretion.
Settlement Date	Promptly following the Expiration Deadline and is expected to be the second business day after the Expiration Deadline, on October 20, 2023, unless extended.

Existing Notes tendered for their exchange on or prior to the Early Participation Deadline may be validly withdrawn, and the related Consents may be validly revoked, at any time prior to 5:00 p.m., New York City time, on October 2, 2023, unless extended by the Company, in its sole discretion (the “Withdrawal Deadline”).

Eligible Holders who validly tender Existing Notes and deliver Consents, and do not validly revoke such tenders and Consents, on or prior to 5:00 p.m., New York City time, on October 2, 2023, unless extended or earlier terminated by the Company, in its sole discretion (the “Early Participation Deadline”) and whose Existing Notes are accepted for exchange by the Company will receive (i) for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or before the Early Participation Deadline, US$1,080 (the “2025 Notes Total Consideration”), a portion of which will be payable in cash and the remainder will be payable in principal amount of New Notes, and (ii) for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline is equal to US$1,020 in principal amount of New Notes (the “2027 Notes Total Consideration” and, together with the Total 2025 Notes Consideration, the “Total Consideration”).

The 2025 Notes Total Consideration includes the early participation premium, for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, equal to US$80, payable on the Settlement Date (the “2025 Notes Early Participation Premium”). The 2027 Notes Total Consideration includes the early participation premium, for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, equal to US$70, payable on the Settlement Date (the “2027 Notes Early Participation Premium” and, together with the 2025 Notes Early Participation Premium, the “Early Participation Premium”).

The aggregate cash consideration payable as part of the 2025 Notes Total Consideration (which includes the 2025 Notes Early Participation Premium) to all Eligible Holders whose 2025 Notes are validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline and whose 2025 Notes are accepted for exchange is equal to US$50.0 million. The pro rata portion of the US$50.0 million cash consideration as part of the 2025 Notes Total Consideration for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, and accepted for exchange, will be determined at the Early Participation Deadline, based on the aggregate amount of 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline. The greater the amount of 2025 Notes validly tendered (and not validly withdrawn), the lower the pro rata portion of the US$50.0 million cash consideration per US$1,000 aggregate principal amount of 2025 Notes tendered (and not validly withdrawn). For example: (i) if 100% of the 2025 Notes outstanding is validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, each Eligible Holder will receive, for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn), approximately US$184 in cash and approximately US$896 in aggregate principal amount of New Notes, and (ii) if 50% of the 2025 Notes outstanding is validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline, each Eligible Holder will receive, for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn), approximately US$368 in cash and approximately US$712 in aggregate principal amount of New Notes.

The Company expects to draw US$50 million under its amended and restated senior secured credit facility, established by the credit agreement, dated as of August 18, 2022, by and among the Company, Gran Tierra Energy Colombia GmbH (formerly known as Gran Tierra Energy Colombia LLC), Gran Tierra Operations Colombia GmbH (formerly known as Gran Tierra Colombia Inc.), and Trafigura PTE Ltd. (“Trafigura”), as a lender, to finance the cash consideration for the exchange of the 2025 Notes validly tendered (and not validly withdrawn) on or prior to the Early Participation Deadline. On September 19, 2023, in connection with the Exchange Offers, the Company amended and restated such senior secured credit facility to, among other things, adjust the initial commitment of US$100 million to US$50 million (maintaining the potential option of up to an additional US$50 million, subject to approval by the lender), and extend the availability period until December 31, 2023. The repayment of the credit facility will continue to be made by way of deductions of the price payable by Trafigura for the crude oil delivered under commercial oil marketing contracts, which we have in place with Trafigura. As at June 30, 2023, after giving effect to the amendment, the credit facility was undrawn.

Eligible Holders who validly tender Existing Notes and deliver Consents, and do not validly revoke such tenders and Consents, after the Early Participation Deadline and on or prior to 5:00 p.m., New York City time, on October 18, 2023, unless extended by the Company, in its sole discretion (the “Expiration Deadline”) and whose Existing Notes are accepted for exchange by us will receive (i) for each US$1,000 aggregate principal amount of 2025 Notes validly tendered (and not validly withdrawn), US$1,000 aggregate principal amount of New Notes (the “2025 Notes Exchange Consideration”) and (ii) for each US$1,000 aggregate principal amount of 2027 Notes validly tendered (and not validly withdrawn), US$950 aggregate principal amount of New Notes (the “2027 Notes Exchange Consideration” and, together with the 2025 Notes Exchange Consideration, the “Exchange Consideration”).

Eligible Holders whose Existing Notes are accepted for exchange will be paid accrued and unpaid interest on such Existing Notes from, and including, the most recent date on which interest was paid on such Holder’s Existing Notes to, but not including, the Settlement Date (the “Accrued Interest”), payable on the Settlement Date. Accrued Interest will be paid in cash on the Settlement Date. Interest will cease to accrue on the Settlement Date for all Existing Notes accepted for exchange in the applicable Exchange Offer.

Our obligation to accept Existing Notes tendered pursuant to the Exchange Offers and Consents delivered pursuant to the Solicitations is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include, (i) the non-occurrence of an event or events or the likely non-occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to us of the Exchange Offers, (ii) the receipt of both (a) the 2025 Consents of Eligible Holders of 2025 Notes that, in the aggregate, represent not less than 50% in aggregate principal amount of the 2025 Notes outstanding (the “2025 Required Holders”), and (b) the 2027 Consents of Eligible Holders of 2027 Notes that, in the aggregate, represent not less than 50% in aggregate principal amount of the 2027 Notes outstanding (the “2027 Required Holders”), prior to the Expiration Deadline (collectively, the “Minimum Exchange Condition”), and (iii) certain other customary conditions.

At any time after the Withdrawal Deadline and before the Expiration Deadline, if both GTEIH and the Company have received the 2025 Consent of Eligible Holders of 2025 Notes and the 2027 Consent of Eligible Holders of 2027 Notes, respectively, that, in the aggregate, represent Holders that own not less than 50% of the 2025 Notes and not less than 50% of the 2027 Notes, respectively, on such date, GTEIH and the Company, as applicable, and the trustee under the Existing Indentures may execute and deliver a Supplemental Indenture to the Existing Indentures, which will give effect to the Proposed Amendments to the Existing Notes, that will be effective upon execution but will only become operative upon consummation of the Exchange Offer on the Settlement Date.

The Company will not receive any cash proceeds from the issuance of the New Notes in the Exchange Offers and the Solicitations. Existing Notes surrendered in connection with the Exchange Offers, and accepted for exchange, will be cancelled.

The Exchange Offers are made, and the New Notes will be offered and issued, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they are within one of the categories described in the immediately preceding sentences are authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers and the Solicitations (such holders, “Eligible Holders”). Holders who desire to obtain and complete an eligibility letter should either visit the website for this purpose at www.dfking.com/gte, or call D.F. King & Co., Inc., the Information Agent and Exchange Agent for the Exchange Offers and the Solicitation of Consents at +1 (800) 859-8509 (toll free), +1 (212) 269-5550 (banks and brokers), or email at gte@dfking.com.

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The New Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Exchange Offers are made, and the New Notes will be offered and issued in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

None of the Company, the dealer manager, the trustee, any agent or any affiliate of any of them makes any recommendation as to whether Eligible Holders should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Exchange Offers or Consent to any of the Proposed Amendments to the Existing Indentures in the Solicitations. Eligible Holders will need to make their own decision as to whether to tender Existing Notes in the Exchange Offer and participate in the Solicitation and, if so, the principal amount of Existing Notes to tender.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the form and results of the Exchange Offers and Solicitations of Consents; the Company’s ability to comply with covenants in its Existing Indentures; the Company’s ability to obtain amendments to the covenants in its Existing Indentures; and those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Investors should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc. together with its subsidiaries is an independent international energy company currently focused on oil and natural gas exploration and production in Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Colombia and Ecuador and will continue to pursue additional new growth opportunities that would further strengthen the Company’s portfolio. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Additional information concerning Gran Tierra is available at www.grantierra.com. Except to the extent expressly stated otherwise, information on the Company’s website or accessible from the Company’s website or any other website is not incorporated by reference into, and should not be considered part of, this press release. Investor inquiries may be directed to info@grantierra.com or (403) 265-3221.

Gran Tierra’s filings with (i) the SEC are available on the SEC website at www.sec.gov, (ii) the Canadian securities regulatory filings are available on SEDAR at www.sedar.com, and (iii) the UK regulatory filings are available on the National Storage Mechanism (“the NSM”) website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC, SEDAR and the NSM websites are not incorporated by reference into this press release.

For investor and media inquiries please contact:
Gary Guidry, President & Chief Executive Officer
Ryan Ellson, Executive Vice President & Chief Financial Officer
Rodger Trimble, Vice President, Investor Relations
+1-403-265-3221
info@grantierra.com

SOURCE Gran Tierra Energy Inc.

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